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                                                                    Exhibit 10.3

                           OMNIBUS AMENDMENT AGREEMENT

         OMNIBUS AMENDMENT AGREEMENT (together with the Exhibits hereto, this "AGREEMENT"), dated as of September 27, 1999, by and among HF HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, the "COMPANY"), CREDIT SUISSE FIRST BOSTON CORPORATION, a Massachusetts corporation (together with its successors and assigns, "CSFB"), CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION, a Delaware corporation (together with its successors and assigns, "CSFBM"), BAIN CAPITAL FUND IV, L.P., a Delaware limited partnership (together with its successors and assigns, "BAIN"), and HF INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (together with its successors and assigns, the "LLC").

                                    RECITALS:

         A. The Company has entered into that certain Securities Purchase Agreement, dated as of September 27, 1999, with CSFB (as in effect prior to the effectiveness of this Agreement, the "EXISTING SECURITIES PURCHASE AGREEMENT" and, as amended by this Agreement, the "AMENDED SECURITIES PURCHASE AGREEMENT").

         B. The Company has entered into that certain Note Agreement, dated as of September 27, 1999 (as in effect prior to the effectiveness of this Agreement, the "EXISTING NOTE AGREEMENT" and, as amended by this Agreement, the "AMENDED NOTE AGREEMENT"), with CSFB, pursuant to which the Company originally issued and sold to CSFB a 0% Convertible Subordinated Note Due September 27, 2011 having an aggregate principal amount of Five Million Dollars ($5,000,000) (the "EXISTING NOTE", and, as amended by this Agreement, the "AMENDED NOTE").

         C. The LLC has issued that certain HF Class C Units Purchase Warrant, dated as of September 27, 1999 (the "EXISTING WARRANT", and, as amended by this Agreement, the "AMENDED WARRANT") to CSFBM.

         D. Bain has entered into that certain Limited Liability Company Agreement, dated as of September 27, 1999 (as in effect prior to the effectiveness of this Agreement, the "EXISTING LLC AGREEMENT" and, as amended by this Agreement, the "AMENDED LLC AGREEMENT"), with Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P., Gary Stevenson, Scott Watterson and such other persons as may from time to time be admitted as Members under the Existing LLC Agreement.
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         E. CSFB has entered into that certain letter agreement, dated as of
September 27, 1999 (as amended from time to time prior to the date hereof, the "LETTER AGREEMENT") with Bain and Bain Capital Fund IV-B, L.P., pursuant to which the parties thereto have agreed, under certain circumstances, to enter into certain amendments to the Existing Securities Purchase Agreement, the Existing Note Agreement, the Existing Note, the Existing Warrant and the Existing LLC Agreement.

         F. The Company, CSFB, CSFBM, Bain and the LLC are desirous of entering into this Agreement to effectuate the amendments contemplated by the Letter Agreement.

                                   AGREEMENT:

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       AMENDMENTS TO EXISTING SECURITIES PURCHASE AGREEMENT.

         The Company and CSFB hereby consent and agree to replace the Existing Securities Purchase Agreement with the Amended Securities Purchase Agreement as set forth in EXHIBIT A to this Agreement.

2.       AMENDMENTS TO EXISTING NOTE AGREEMENT; EXISTING NOTES.

         The Company and CSFB hereby consent and agree to replace the Existing Note Agreement and the Existing Note with the Amended Note Agreement and the Amended Note as set forth in EXHIBIT B to this Agreement. Upon issuance of the Amended Note, the indebtedness evidenced by the Existing Notes shall thereafter be evidenced by the Amended Note, and the Existing Note shall thereupon be of no further force or effect.

3.       AMENDMENTS TO EXISTING WARRANT.

         The LLC and CSFBM hereby consent and agree to replace the Existing Warrant with the Amended Warrant as set forth in EXHIBIT C to this Agreement. Upon issuance of the Amended Warrant, the obligations evidenced by the Existing Warrant shall thereafter be evidenced by the Amended Warrant, and the Existing Warrant shall thereupon be of no further force or effect.

4.       AMENDMENTS TO EXISTING LLC AGREEMENT.

         Bain and CSFBM hereby consent and agree to replace the Existing LLC Agreement with the Amended LLC Agreement as set forth in EXHIBIT D to this Agreement.


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5.       CONDITIONS PRECEDENT.

         The amendments of the Existing Securities Purchase Agreement, the Existing Note Agreement, the Existing Note, the Existing Warrant and the Existing LLC Agreement shall become effective on the date (the "EFFECTIVE Date") upon which all of the following conditions precedent have been satisfied:

5.1      EXECUTION AND DELIVERY OF THIS AGREEMENT.

         The Company, CSFB, CSFBM, Bain and the LLC shall have executed and delivered a counterpart of this Agreement.

5.2      DELIVERY OF AMENDED NOTE, AMENDED WARRANT AND STOCK CERTIFICATE.

         The Company shall have delivered to CSFB or its counsel an originally executed Amended Note, an originally executed Amended Warrant and the shares of common stock of the Company to be issued pursuant to the Amended Securities Purchase Agreement, each in form and substance satisfactory to CSFB and its counsel.

5.3      DELIVERY OF EXISTING NOTE, EXISTING WARRANT AND ORIGINAL STOCK
         CERTIFICATE.

         CSFB shall have delivered to the Company or its counsel the Existing Note and the stock certificate representing 1,290,017 shares of common stock of the Company issued pursuant to the Existing Securities Purchase Agreement. CSFBM shall have delivered to the LLC or its counsel the Existing Warrant.

5.4      PROCEEDINGS SATISFACTORY.

         All proceedings taken in connection with this Agreement and all documents and papers relating hereto shall be satisfactory to CSFB, CSFBM, the Company, Bain and their respective counsel. CSFB, CSFBM, the Company, Bain and their respective counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, in form and substance satisfactory to them.

6.       MISCELLANEOUS.

         6.1      GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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         6.2      WAIVERS AND AMENDMENTS.

         Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

         6.3      DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART.

         Two or more originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

         6.4      ENTIRE AGREEMENT.

         This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.


      [Remainder of Page Intentionally Blank. Next Page is Signature Page.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.


                                                 HF HOLDINGS, INC.


                                                 By: /s/ SCOTT R. WATTERSON
                                                    ----------------------------
                                                 Name:  Scott R. Watterson
                                                 Title: Chairman & CEO


                                                 CREDIT SUISSE FIRST
                                                 BOSTON CORPORATION


                                                 By: /s/ DAVID J. MATLIN
                                                    ----------------------------
                                                 Name: David J. Matlin
                                                 Title: Managing Director


                                                 CREDIT SUISSE FIRST
                                                 BOSTON MANAGEMENT
                                                 CORPORATION


                                                 By: /s/ DAVID J. MATLIN
                                                    ----------------------------
                                                 Name: David J. Matlin
                                                 Title: Managing Director


                                                 BAIN CAPITAL FUND IV,
                                                 L.P.


                                                 By: /s/ ROBERT C. GAY
                                                    ----------------------------
                                                 Name: Robert C. Gay
                                                 Title: General Partner


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

                                                 HF INVESTMENT
                                                 HOLDINGS, LLC


                                                 By: /s/ SCOTT R. WATTERSON
                                                    ----------------------------
                                                 Name: Scott R. Watterson
                                                 Title: Administrative Member


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